Exhibit 10.1

Execution Version

AMENDMENT NO. 6 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

This Amendment No. 6 to Second Amended and Restated Credit Agreement (“Agreement”) dated as of December 22, 2015 (“Effective Date”), is among Gastar Exploration Inc., a Delaware corporation (“Borrower”), Wells Fargo Bank, National Association, as administrative agent for the Lenders (as defined below) (in such capacity, the “Administrative Agent”), as collateral agent (in such capacity, the “Collateral Agent”), as swing line lender (in such capacity, the “Swing Line Lender”), as issuing lender (in such capacity, the “Issuing Lender”), and in its capacity as a Lender (in such capacity, “Wells Fargo”).

RECITALS

A. The Borrower is party to that certain Second Amended and Restated Credit Agreement dated as of June 7, 2013, among the Borrower, the lenders thereto from time to time (the “Lenders”), the Administrative Agent, the Collateral Agent, the Swing Line Lender, and the Issuing Lender, as heretofore amended, restated, supplemented or otherwise modified (as so amended, restated, supplemented or otherwise modified, the “Credit Agreement”).

B. The parties hereto agree to, subject to the terms and conditions set forth herein, amend the Credit Agreement as provided herein.

THEREFORE, the Borrower, the Required Lenders, the Issuing Lender, the Swing Line Lender, the Collateral Agent, and the Administrative Agent hereby agree as follows:

Section 1. Defined Terms; Interpretation. As used in this Agreement, each of the terms defined in the opening paragraph and the Recitals above shall have the meanings assigned to such terms therein. Each term defined in the Credit Agreement and used herein without definition shall have the meaning assigned to such term in the Credit Agreement, unless expressly provided to the contrary. The words “hereby”, “herein”, “hereinafter”, “hereof”, “hereto” and “hereunder” when used in this Agreement shall refer to this Agreement as a whole and not to any particular Article, Section, subsection or provision of this Agreement. Article, Section, subsection and Exhibit references herein are to such Articles, Sections, subsections and Exhibits of this Agreement unless otherwise specified. All titles or headings to Articles, Sections, subsections or other divisions of this Agreement or the exhibits hereto, if any, are only for the convenience of the parties and shall not be construed to have any effect or meaning with respect to the other content of such Articles, Sections, subsections, other divisions or exhibits, such other content being controlling as the agreement among the parties hereto. Whenever the context requires, reference herein made to the single number shall be understood to include the plural; and likewise, the plural shall be understood to include the singular. Words denoting sex shall be construed to include the masculine, feminine and neuter, when such construction is appropriate; and specific enumeration shall not exclude the general but shall be construed as cumulative. Definitions of terms defined in the singular or plural shall be equally applicable to the plural or singular, as the case may be, unless otherwise indicated.

Section 2. Amendment to Credit Agreement.

(a) Schedule 6.20 (Second Lien Debt) of the Credit Agreement is hereby replaced in its entirety with the following:

Section 6.20 Second Lien Debt. No Loan Party shall, nor shall any Loan Party permit any of its Subsidiaries to, make any optional, mandatory or scheduled payments on account of principal (whether by redemption, purchase, retirement, defeasance, set-off or otherwise), interest, premiums and fees in respect of the Indebtedness under the Second Lien Note Documents; provided that (a) the Borrower may at any time pay scheduled interest under the Second Lien Note Documents and pay costs and expenses incurred under the Second Lien Note Documents, and (b) the Borrower may exchange outstanding notes constituting Second Lien Debt solely for common Equity Interests of the Borrower and may pay interest accrued on such notes tendered in such exchange through the settlement date of such exchange; provided that, (i) immediately following the consummation of such exchange, such tendered notes must be retired, and (ii) unless otherwise agreed to by the Administrative Agent, the Borrower shall provide the Administrative Agent with written notice (which may be provided by e-mail) of the detailed terms of such exchange (which detailed terms may be consistent with such information provided in the Borrower’s public filings) promptly after the consummation of such exchange.

Section 3. Representations and Warranties. Each Loan Party represents and warrants that: (a) after giving effect to this Agreement, the representations and warranties contained in the Credit Agreement and the representations and warranties contained in the other Loan Documents are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) on and as of the date hereof; (b) after giving effect to this Agreement, no Default has occurred and is continuing; (c) the execution, delivery and performance of this Agreement are within the corporate, partnership, or limited liability company power and authority of such Loan Party, as applicable, and have been duly authorized by appropriate corporate, partnership, or limited liability company action and proceedings, as applicable; (d) this Agreement constitutes the legal, valid, and binding obligation of such Loan Party enforceable in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the rights of creditors generally and general principles of equity; (e) there are no governmental or other third party consents, licenses and approvals required in connection with the execution, delivery, performance, validity and enforceability of this Agreement; (f) the Liens under the Security Instruments are valid and subsisting and secure the Secured Obligations; and (g) after giving effect to this Agreement, assuming that the Borrower makes Borrowings, or otherwise has Borrowings outstanding, of an amount that causes Availability to be equal to zero Dollars, all such Borrowings were permitted to be incurred and secured under the Second Lien Loan Documents.

Section 4. Conditions to Effectiveness. This Agreement and the amendments provided herein shall become effective and enforceable against the parties hereto and the Lenders upon the Administrative Agent’s receipt of multiple original counterparts, as requested by the Administrative Agent, of this Agreement executed by the Borrower, the Administrative Agent and the Required Lenders.

Section 5. Effect on Loan Documents; Acknowledgments.

(a) The Borrower acknowledges that on the date hereof all Obligations are payable without defense, offset, counterclaim or recoupment.

(b) The Administrative Agent, the Collateral Agent, the Issuing Lender, the Swing Line Lender, and the Lenders hereby expressly reserve all of their rights, remedies, and claims under the Loan Documents. Nothing in this Agreement shall constitute a waiver or relinquishment of (i) any Default or Event of Default under any of the Loan Documents, (ii) any of the agreements, terms or conditions contained in any of the Loan Documents, (iii) any rights or remedies of the Administrative Agent, the Collateral Agent, the Issuing Lender, the Swing Line Lender, or any Lender with respect to the Loan Documents, or (iv) the rights of the Administrative Agent, the Collateral Agent, the Issuing Lender, the Swing Line Lender, or any Lender to collect the full amounts owing to them under the Loan Documents.

(c) Each of the Borrower, the Administrative Agent, the Collateral Agent, the Issuing Lender, the Swing Line Lender, and the Lenders does hereby adopt, ratify, and confirm the Credit Agreement, as amended hereby, and acknowledges and agrees that the Credit Agreement, as amended hereby, and all other Loan Documents are and remain in full force and effect, and the Borrower acknowledges and agrees that its liabilities under the Credit Agreement and the other Loan Documents are not impaired in any respect by this Agreement.

(d) From and after the Effective Date, all references to the Credit Agreement and the Loan Documents shall mean such Credit Agreement and such Loan Documents as amended prior hereto as described in the recitals, and by this Agreement.

(e) This Agreement is a Loan Document for the purposes of the provisions of the other Loan Documents. Without limiting the foregoing, any breach of representations, warranties, and covenants under this Agreement shall be a Default or Event of Default, as applicable, under the Credit Agreement.

Section 6. Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be an original and all of which, taken together, constitute a single instrument. This Agreement may be executed by facsimile or email (i.e., PDF) signature and all such signatures shall be effective as originals.

Section 7. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the Borrower, the Lenders, the Issuing Lender, the Swing Line Lender, the Collateral Agent, and the Administrative Agent and their respective successors and assigns permitted pursuant to the Credit Agreement.

Section 8. Invalidity. In the event that any one or more of the provisions contained in this Agreement shall for any reason be held invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Agreement.

Section 9. Governing Law. This Agreement shall be deemed a contract under, and shall be governed by, and construed and enforced in accordance with, the laws of the State of New York applicable to contracts made and to be performed entirely within such state, without regard to conflicts of laws principles (other than Section 5-1401 and Section 5-1402 of the General Obligations Law of the State of New York).

Section 10. Waiver of Jury. THE BORROWER, THE LENDERS, THE ISSUING LENDER, AND THE AGENTS HEREBY ACKNOWLEDGE THAT THEY HAVE BEEN REPRESENTED BY AND HAVE CONSULTED WITH COUNSEL OF THEIR CHOICE, AND HEREBY KNOWINGLY, VOLUNTARILY, INTENTIONALLY, AND IRREVOCABLY WAIVE ANY AND ALL RIGHT TO TRIAL BY JURY IN RESPECT OF ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OTHER LOAN DOCUMENT, OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

Section 11. Entire Agreement. THIS AGREEMENT, THE CREDIT AGREEMENT AS AMENDED BY THIS AGREEMENT, THE NOTES, AND THE OTHER LOAN DOCUMENTS CONSTITUTE THE ENTIRE UNDERSTANDING AMONG THE PARTIES HERETO WITH RESPECT TO THE SUBJECT MATTER HEREOF AND SUPERSEDE ANY PRIOR AGREEMENTS, WRITTEN OR ORAL, WITH RESPECT THERETO.

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EXECUTED effective as of the date first above written.

BORROWER:

GASTAR EXPLORATION INC.

By:	/s/ Michael A. Gerlich
Michael A. Gerlich
Senior Vice President, Chief Financial Officer and Corporate Secretary

Signature Page to

Amendment No. 6 to Second Amended and Restated Credit Agreement

(Gastar Exploration Inc.)

ADMINISTRATIVE AGENT/COLLATERAL AGENT/ISSUING LENDER/SWING LINE LENDER/LENDER:

WELLS FARGO BANK, NATIONAL ASSOCIATION

By:	/s/ Stephanie Harrell
Stephanie Harrell
Vice President

Signature Page to

Amendment No. 6 to Second Amended and Restated Credit Agreement

(Gastar Exploration Inc.)

LENDER:

COMERICA BANK

By:	/s/ Jason Klesel
Name:	Jason Klesel
Title:	Commercial Banking Officer

Signature Page to

Amendment No. 6 to Second Amended and Restated Credit Agreement

(Gastar Exploration Inc.)

LENDER:

IBERIABANK

By:	/s/ W. Bryan Chapman
Name:	W. Bryan Chapman
Title:	Executive Vice President

Signature Page to

Amendment No. 6 to Second Amended and Restated Credit Agreement

(Gastar Exploration Inc.)

LENDER:

ING CAPITAL LLC

By:	/s/ Scott Lamoreaux
Name:	Scott Lamoreaux
Title:	Director

By:	/s/ Josh Strong
Name:	Josh Strong
Title:	Director

Signature Page to

Amendment No. 6 to Second Amended and Restated Credit Agreement

(Gastar Exploration Inc.)

LENDER:

BARCLAYS BANK PLC

By:	/s/ May Huang
Name:	May Huang
Title:	Assistant Vice President

Signature Page to

Amendment No. 6 to Second Amended and Restated Credit Agreement

(Gastar Exploration Inc.)